Exhibit 3.1


                               SECRETARY OF STATE


                                 STATE OF NEVADA


                                CORPORATE CHARTER





I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that DOBLIQUE, INC. did on March 27, 2000 file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.


               IN WITNESS WHEREOF, I have hereunto set my Hand and affixed the Great Seal of State, at my Office in Carson City, Nevada, on March 28, 2000.



                /s/ Dean Heller
               ----------------

               Secretary of State


               By: /s/  Patricia Toraman
                  ----------------------
                  Certification Clerk


(STATE SEAL)

                                                    DEAN HELLER FILED # C8469-00
Secretary of State
                            ARTICLES OF INCORPORATION

101 North Carson Street, Suite 3                                March 27, 2000
Carson City, Nevada 89701-4786
(775) 884-5708                                                  In the Office of
                                                                Dean Heller,
Secretary of State

Important:  Read attached instructions before completing form.

1.   Name of Corporation:          Doblique, Inc.

2.   Registered Agent Name and     THE CORPORATION TRUST COMPANY OF NEVADA
     Street Address:               6100 Neil Road, Suite 500
                                   Reno, Nevada 89511

3.   Shares:                       Number of Shares with par value:
     (No. of Shares corporation    25,000,000
     authorized to issue)          Par Value:  $.001
                                   Number of shares without par value: -0-

4.   Governing Board:              Shall be styled as X  Directors or   Trustees
     (check one)                                     ---             ---



     Names, Addresses,             The  First Board of  Directors/Trustees shall
     Number of Board               consist  of  1  member  whose  names  of  and
     Directors/Trustees:           addresses are as follows:

                                   Kevin B. Halter, Jr.
                                   See 1 in Addendum

5.   Purpose:                      The purpose for this corporation shall be:

                                   ------------------------------------------

6.   Other Matters:                Number of additional pages attached:  1

7.   Names, Addresses,             Maria Ozarta, c/o CT Corporation System
     and Signatures of             350 N. St. Paul Street, Suite 2900
     Incorporators:                Dallas, Texas 75201
                                    /s/ Maria Ozarta

     Notary:                       This instrument was acknowledged before me on
March 27, 2000 by Maria Ozaeta, as Incorporator of Doblique, Inc.

                                   /c/ C. Morales
                                   Notary Public Signature
                                   Notary Public in State of Texas
                                   (Notary Stamp)

8.   Certificate of Acceptance of  THE  CORPORATION  TRUST  COMPAN  OF   NEVADA,
     Appointment of Registered     hereby accept appointment as Registered Agent
                                   for the above named corporation.

                                   /s/ Randy A. Shelley            March27, 2000
                                   Signature of Registered Agent

This form must be accompanied by appropriate fees. See attached fee schedule.

                                    Addendum

1.   16910 Dallas Parkway, Suite 100, Dallas, Texas 75248







State of Nevada
Secretary of State
I hereby certify that this is a true and complete copy of the Document as filed in this office.


March 28, 2000


 /s/ Dean Heller
----------------
Dean Heller


By: /s/ Patricia Toraman
   ---------------------